                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON D.C.  20549

                                   FORM 8-K/A

               AMENDMENT NO. 1 TO FORM 8-K FILED MARCH 5, 1997

                                CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of
                    THE SECURITIES EXCHANGE ACT OF 1934

                Date of Amended Report:   March 14, 1997


                       Columbia Banking System, Inc.
                    -- ----------------------------------
            (Exact name of registrant as specified in its charter)

                                 Washington
                              -- ---------------
                (State or other jurisdiction of incorporation)


            0-20288                           91-1422237
     ----------------------       --------------------------------
    (Commission File Number)      (IRS Employer Identification No.)


                            1102 Broadway Plaza
                             Tacoma, WA   98402
            (Address of principal executive offices) (Zip Code)

                              (206) 305-1900
             Registrant's telephone number, including area code



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                          AMENDMENT NO. 1 TO FORM 8-K

                         COLUMBIA BANKING SYSTEM, INC.
                              Tacoma, Washington

                               March 14, 1997


Item 4. Changes in Registrant's Certifying Accountant
---------------------

     On February 26, 1997, the Company engaged Deloitte & Touche LLP as the Company's principal independent accountant. Prior to Deloitte & Touche's engagement, Price Waterhouse LLP had served as the principal independent accountant for the Company and rendered their report with respect to the Company's financial statements for the year ended December 31, 1996. The recommendation to dismiss Price Waterhouse LLP was made by management of the Company and was approved by the Audit Committee and the Board of Directors.

     In connection with its audit for the two most recent fiscal years and through February 26, 1997, there were no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Price Waterhouse LLP's satisfaction, would have caused them to make reference to the subject matter of the disagreement in their report on the financial statements for such year. Price Waterhouse LLP's reports on the Company's financial statements for such fiscal years did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified in any respect.


Item 7.  Financial Statements and Exhibits
------------------------------------------

    (a)  Financial statements - not applicable.

    (b)  Pro forma financial information - not applicable.

    (c)  Exhibits:

         (16) The letter concerning the change in the Registrant's Certifying Accountant, as required by Item 304 (a) (3) of Regulation S-K.



                                  -2-
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                               SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COLUMBIA BANKING SYSTEM, INC.
                                        (Registrant)


Date:  March 14, 1997     By:       /s/ W. W. Philip
                               -----------------------------------------
                                       W. W. Philip, President and
                                              Chief Operating Officer





                                   (3)
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                                EXHIBIT 16



Price Waterhouse LLP



March 14, 1997


Securities and Exhange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Ladies and Gentlemen:

Columbia Banking System, Inc.

We have read Item 4 of Columbia Banking System, Inc.'s Form 8-K as amended March 17, 1997 and are in agreement with the statements contained in Item 4 therein.

Yours very truly,

/s/ Price Waterhouse LLP